DEFERRED REVENUE (Tables)	12 Months Ended
Dec. 31, 2021
Contract with Customer, Liability [Abstract]
Schedule of Deferred Revenue
The following table summarizes the balances of the Company’s deferred revenue as of December 31, 2021 and 2020 for contracts that are expected to be completed and revenue recognized in the subsequent twelve month period (in thousands):

	2021	2020
Deferred revenue - units shipped in August 2021	$383	$—
Deferred revenue - units shipped in September 2021	171	—
Other deferred revenue	3,109	—
Total deferred revenue	$3,663	$—